EXHIBIT 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR19
Mortgage Loans
Preliminary Collateral Information As of 12/01/05

TOTAL CURRENT BALANCE	$2,490,002,249
TOTAL ORIGINAL BALANCE	$2,500,918,603

NUMBER OF LOANS	3,668

			Minimum		Maximum
AVG CURRENT BALANCE	$678,845		$76,162		$2,997,472
AVG ORIGNAL BALANCE	$681,821		$417,750		$3,000,000

WAVG GROSS COUPON	5.59%		5.03%		7.84%
WAVG GROSS MARGIN	2.26%		1.70%		4.51%
WAVG MAX INT RATE	9.99%		9.80%		11.95%

WAVG CURRENT LTV	68.07%		11.55%		94.85%

WAVG FICO SCORE	731		584		850

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	125%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	374	months	360	months	480	months
WAVG REMAINING TERM	369	months	315	months	479	months
WAVG SEASONING	4	months	1	months	45	months

NZ WAVG PREPAY TERM	13	months	12	months	36	months

TOP STATE CONC	CA(94.33%),FL(2.24%),NY(0.43%)
MAXIMUM CA ZIPCODE	1.00%

FIRST PAY DATE			April 1,2002		December 1,2005

RATE CHANGE DATE			January 1,2006		January 1,2006

MATURE DATE			March 1,2032		November 1,2045

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	3,668	$2,490,002,249	100.00%
Total	3,668	$2,490,002,249	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—100,000	1	$76,162	0.00%
200,001—300,000	1	221,537	0.01
300,001—400,000	1	395,525	0.02
400,001—500,000	1,098	499,200,999	20.05
500,001—600,000	852	464,939,325	18.67
600,001—700,000	582	376,121,822	15.11
700,001—800,000	284	211,538,164	8.50
800,001—900,000	243	205,290,263	8.24
900,001—1,000,000	249	239,334,061	9.61
1,000,001—1,100,000	114	117,206,490	4.71
1,100,001—1,200,000	46	52,748,954	2.12
1,200,001—1,300,000	40	50,001,677	2.01
1,300,001—1,400,000	32	43,126,085	1.73
1,400,001—1,500,000	42	61,475,279	2.47
1,500,001—1,600,000	21	31,776,035	1.28
1,600,001—1,700,000	2	3,305,110	0.13
1,700,001—1,800,000	5	8,826,605	0.35
1,800,001—1,900,000	1	1,828,742	0.07
1,900,001—2,000,000	5	9,870,531	0.40
2,000,001—2,100,000	8	16,445,423	0.66
2,100,001—2,200,000	14	30,099,601	1.21
2,200,001—2,300,000	8	17,812,092	0.72
2,300,001—2,400,000	8	18,698,351	0.75
2,400,001—2,500,000	3	7,403,301	0.30
2,500,001 >=	8	22,260,115	0.89
Total	3,668	$2,490,002,249	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5.001—5.250	118	$83,159,887	3.34%
5.251—5.500	1,657	1,092,962,343	43.89
5.501—5.750	1,187	804,452,892	32.31
5.751—6.000	506	365,961,516	14.70
6.001 >=	200	143,465,611	5.76
Total	3,668	$2,490,002,249	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.501—1.750	14	$9,849,217	0.40%
1.751—2.000	310	206,419,676	8.29
2.001—2.250	1,764	1,175,577,459	47.21
2.251—2.500	1,122	757,179,364	30.41
2.501—2.750	338	250,790,124	10.07
2.751—3.000	100	76,184,050	3.06
3.001—3.250	8	4,797,610	0.19
3.251—3.500	2	2,887,198	0.12
3.501—3.750	5	3,507,217	0.14
3.751—4.000	3	1,526,247	0.06
4.001 >=	2	1,284,086	0.05
Total	3,668	$2,490,002,249	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.751—10.000	2,787	$1,829,681,781	73.48%
10.001—10.250	732	536,228,493	21.54
10.251—10.500	108	91,674,727	3.68
10.501—10.750	24	19,960,623	0.80
10.751—11.000	9	7,219,514	0.29
11.001 >=	8	5,237,110	0.21
Total	3,668	$2,490,002,249	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	3,268	$2,206,289,620	88.61%
480	400	283,712,628	11.39
Total	3,668	$2,490,002,249	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	22	$14,591,517	0.59%
125	3,646	2,475,410,732	99.41
Total	3,668	$2,490,002,249	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
311—320	1	$449,246	0.02%
331—340	1	461,715	0.02
341—350	33	17,111,259	0.69
351—360	3,233	2,188,267,399	87.88
461—470	2	935,395	0.04
471—480	398	282,777,233	11.36
Total	3,668	$2,490,002,249	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1—6	3,147	$2,158,475,581	86.69%
7—12	488	314,281,832	12.62
13 >=	33	17,244,836	0.69
Total	3,668	$2,490,002,249	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	6	$3,541,092	0.14%
21—25	5	2,941,361	0.12
26—30	14	7,634,389	0.31
31—35	28	20,231,137	0.81
36—40	47	31,542,242	1.27
41—45	69	47,936,317	1.93
46—50	124	95,266,358	3.83
51—55	185	142,883,749	5.74
56—60	253	183,751,655	7.38
61—65	375	276,226,572	11.09
66—70	522	384,922,465	15.46
71—75	838	550,897,675	22.12
76—80	1,097	687,627,163	27.62
81—85	99	51,850,496	2.08
86—90	2	946,441	0.04
91—95	4	1,803,138	0.07
Total	3,668	$2,490,002,249	100.00%

ORIGINAL LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	5	$3,464,930	0.14%
21—25	5	2,941,361	0.12
26—30	13	6,934,084	0.28
31—35	25	18,627,393	0.75
36—40	48	31,668,947	1.27
41—45	69	47,863,324	1.92
46—50	126	94,355,674	3.79
51—55	175	137,006,727	5.50
56—60	258	190,041,672	7.63
61—65	367	273,604,875	10.99
66—70	575	424,058,890	17.03
71—75	943	617,969,239	24.82
76—80	1,051	637,777,298	25.61
81—85	2	938,256	0.04
86—90	3	1,397,763	0.06
91—95	3	1,351,816	0.05
Total	3,668	$2,490,002,249	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
580—599	13	$10,671,641	0.43%
600—619	13	8,504,912	0.34
620—639	89	57,742,099	2.32
640—659	201	124,389,812	5.00
660—679	262	170,871,743	6.86
680—699	468	306,089,043	12.29
700—719	387	267,780,227	10.75
720—739	525	364,064,500	14.62
740—759	502	350,169,301	14.06
760—779	521	373,847,186	15.01
780—799	524	349,390,632	14.03
800 >=	163	106,481,153	4.28
Total	3,668	$2,490,002,249	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full	429	$272,883,931	10.96%
Reduced	3,239	2,217,118,317	89.04
Total	3,668	$2,490,002,249	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	44	$29,692,709	1.19%
Owner Occupied	3,453	2,337,140,981	93.86
Second Home	171	123,168,559	4.95
Total	3,668	$2,490,002,249	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	59	$37,873,238	1.52%
Condo	207	116,183,189	4.67
Single Family	3,385	2,326,391,298	93.43
Townhouse	17	9,554,523	0.38
Total	3,668	$2,490,002,249	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	1,412	$972,967,356	39.07%
Refi—Cash Out	1,657	1,103,597,471	44.32
Refi—No Cash Out	494	334,020,976	13.41
Refi—Prop Improvement	105	79,416,446	3.19
Total	3,668	$2,490,002,249	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	677	$485,245,705	19.49%
12	2,900	1,954,192,501	78.48
36	91	50,564,042	2.03
Total	3,668	$2,490,002,249	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	8	$9,388,578	0.38%
CA	3,479	2,348,798,336	94.33
CO	5	4,596,303	0.18
CT	2	2,507,910	0.10
DC	1	569,384	0.02
FL	74	55,856,376	2.24
GA	2	845,803	0.03
ID	1	449,246	0.02
IL	8	4,125,371	0.17
MA	13	10,686,227	0.43
MD	8	5,510,186	0.22
NH	1	597,615	0.02
NJ	12	9,657,720	0.39
NV	5	2,464,004	0.10
NY	14	10,806,395	0.43
OH	1	421,928	0.02
SC	1	2,135,615	0.09
TX	3	1,684,757	0.07
VA	17	10,534,514	0.42
WA	13	8,365,980	0.34
Total	3,668	$2,490,002,249	100.00%

Combined Loan To Value Ratio if First and Second Liens at Origination (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (1)	112	$74,763,533	3.00%
No Second Lien	2,745	1,873,557,851	75.24
21—25	1	625,842	0.03
26—30	1	938,887	0.04
36—40	6	6,133,994	0.25
41—45	6	4,494,070	0.18
46—50	4	4,169,723	0.17
51—55	13	9,015,537	0.36
56—60	23	16,927,905	0.68
61—65	29	24,964,205	1.00
66—70	54	46,280,091	1.86
71—75	72	50,367,173	2.02
76—80	47	32,525,829	1.31
81—85	40	30,359,747	1.22
86—90	515	314,877,860	12.65
Total	3,668	$2,490,002,249	100.00%

  Non-Zero Weighted Avg. 81.25%

(1)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the combined loan to value ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Second Lien	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (2)	112	$74,763,533	3.00%
N	2,745	1,873,557,851	75.24
Y	811	541,680,864	21.75
Total	3,668	$2,490,002,249	100.00%

   (2)        With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the second lien distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of Mortgage Payment (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (3)	112	$74,763,533	3.00%
1—5	29	27,838,398	1.12
6—10	90	68,747,649	2.76
11—15	189	132,807,228	5.33
16—20	396	271,962,140	10.92
21—25	573	392,637,565	15.77
26—30	717	487,681,842	19.59
31—35	654	451,708,591	18.14
36—40	499	316,355,373	12.71
41—45	261	171,939,168	6.91
46—50	94	58,942,340	2.37
51—55	38	24,510,182	0.98
56—60	9	5,129,361	0.21
61 >=	7	4,978,880	0.20
Total	3,668	$2,490,002,249	100.00%

  Non-Zero Weighted Avg. 28.59%

(3)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of All Debt (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (4)	112	$74,763,533	3.00%
1—5	2	1,526,079	0.06
6—10	25	23,555,373	0.95
11—15	40	28,465,959	1.14
16—20	137	96,485,583	3.87
21—25	281	198,214,332	7.96
26—30	479	336,259,659	13.50
31—35	727	496,811,111	19.95
36—40	788	525,047,425	21.09
41—45	564	381,308,582	15.31
46—50	303	189,882,479	7.63
51—55	142	92,463,077	3.71
56—60	52	35,080,685	1.41
61 >=	16	10,138,372	0.41
Total	3,668	$2,490,002,249	100.00%

  Non-Zero Weighted Avg.  35.52%

(4)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.